UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  May 28, 1996


BENEFICIAL MORTGAGE CORPORATION
(Depositor and Master Servicer)

BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
(Issuer in Respect of the Beneficial Home Equity
Loan Asset Backed Certificates)
(Exact name of registrant as specified in its charter)


New York (Issuer)
(State or other jurisdiction of incorporation or organization)


333-1614
(Commission File Number)

11-3314368 (Issuer)
(I.R.S. Employer Identification No.)


301 North Walnut Street
Wilmington, Delaware
(Address of principal executive offices)

19801
(Zip Code)


Registrant's telephone number, including area code:  (302) 425-2500


(Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits

Exhibit 20.1 	Beneficial Home Equity Loan Asset Backed Certificates, Series
		           	1996-1 Statement to Certificateholders dated May 28, 1996.


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



				BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
					Registrant

				By:	Beneficial Mortgage Corporation
					(Depositor and Master Servicer)


				By:	  /s/ Richard J. Zak
					Richard J. Zak
					Vice President (Chief Accounting Officer)


June 5, 1996



Exhibit Index
Exhibit Number 				Exhibit

20.1	             	Beneficial Home Equity Loan Asset Backed Certificates,
		                 Series 1996-1 Statement to Certificateholders dated
                   May 28, 1996.



Exhibit 20.1
                       STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corporation
Current Collection Period 31-Mar-96 to 27-Apr-96
Beneficial Home Equity Loan Asset Backed Certificates
P & S Agreement    01-Apr-96
               Class A Certificates, Series 1996-1
               Class M Certificates, Series 1996-1
               Class B Certificates, Series 1996-1
Original Settlement Date  30-Apr-96
Distribution Date    28-May-96

               1 Month LIBOR                                       5.43359%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)     5.61359%
               Class M Pass-Through Rate (1 mo LIBOR + 25 bps)     5.71359%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)     5.68359%
Distribution to Holders of Class A Certificates (per Certificate with a
$1,000 denomination)

      1 i.     Amount Allocable to Class A Principal             22.675482
        ii.    Amount Allocable to Unpaid Class A Principal
                 Shortfall                                        0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall
                 After Such Distribution                          0.000000

      2 i.     Amount Allocable to Class A Interest               4.366126
        ii.    Amount Allocable to Class A Carryoverover
                 Interest Shortfall                               0.000000
        iii.   Amount Allocable to Unpaid Class A
                 Interest Shortfall                               0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall        0.000000

      3 i.     Amount of Class A Principal Shortfall For
                 Such Distribution Date                           0.000000
        ii.    Amount of Class A Interest Shortfall For
                 Such Distribution Date                           0.000000

Distribution to Holders of Class M Certificates (per Certificate with a
$1,000 denomination)

      4 i.     Amount Allocable to Class M Principal              0.000000
        ii.    Amount Allocable to Unpaid Class M Principal
                 Shortfall                                        0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall
                 After Such Distribution                          0.000000

      5 i.     Amount Allocable to Class M Interest               4.443903
        ii.    Amount Allocable to Class M Carryover
                 Interest Shortfall                               0.000000
        iii.   Amount Allocable to Unpaid Class M Interest
                 Shortfall                                        0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall
                 After Such Distribution                          0.000000

      6 i.     Amount of Class M Principal Shortfall For
                 Such Distribution Date                           0.000000
        ii.    Amount of Class M Interest Shortfall For Such
                 Distribution Date                                0.000000

Distribution to Holders of Class B Certificates (per Certificate with a
$1,000 denomination)

      7 i.     Amount Allocable to Class B Principal             63.491693
        ii.    Amount Allocable to Unpaid Class B Principal
                 Shortfall                                        0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall
                 After Such Distribution                          0.000000

      8 i.     Amount Allocable to Class B Interest               4.420570
        ii.    Amount Allocable to Class B Carryover Interest
                 Shortfall                                        0.000000
        iii.   Amount Allocable to Unpaid Class B Interest
                 Shortfall                                        0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall
                 After Such Distribution                          0.000000

      9 i.     Amount of Class B Principal Shortfall For
                 Such Distribution Date                           0.000000
        ii.    Amount of Class B Interest Shortfall For
                 Such Distribution Date                           0.000000

     10        Ending Class A Principal Balance           1,047,887,348.48
     11        Ending Class A Principal Factor                 97.7324518%

     12        Ending Class M Principal Balance              66,074,000.00
     13        Ending Class M Principal Factor                100.0000000%

     14        Ending Class B Principal Balance              59,066,515.45
     15        Ending Class B Principal Factor                 93.6508307%

     16 i.     Ending Pool Number of Loans                          22,483
        ii.    Ending Pool Balance                        1,177,032,714.18

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent         0
        ii.    Aggregate Principal Balances of Mortgage
                 Loans 30 to 59 Days Delinquent                       0.00
        iii.   Number of Mortgage Loans 60 or More Days Delinquent       0
        iv.    Aggregate Principal Balances of Mortgage
                 Loans 60 or More Days Delinquent                     0.00
     18        Book Value of Real Estate Aquired Through Foreclosure
                 or Grant of a Deed                                   0.00
